UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 20, 2009
STRAYER EDUCATION, INC.
(Exact name of registrant as specified in its charter)
Maryland
(State or other jurisdiction of incorporation)

0-21039 (Commission File Number)	52-1975978 (IRS Employer Identification No.)

1100 Wilson Boulevard, #2500, Arlington, VA (Address of principal executive offices)	22209 (Zip Code)
(703) 247-2500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On March 20, 2009, Strayer Education, Inc. (the “Company”) distributed its 2008 annual letter to shareholders. For more information, please refer to our annual letter to shareholders, which is attached hereto as exhibit 99.01 and incorporated herein by reference.
The information referenced in this Item 7.01, including the letter attached hereto as exhibit 99.01, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is being “furnished” to the Securities and Exchange Commission (the “Commission”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
The annual letter to shareholders contains statements that are forward looking and are made pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995 “(Reform Act)”. The statements are based on the Company’s current expectations and are subject to a number of uncertainties and risks. In connection with the Safe Harbor provisions of the Reform Act, the Company has identified important factors that could cause the Company’s actual results to differ materially. The uncertainties and risks include the pace of growth of student enrollment, our continued compliance with Title IV of the Higher Education Act, and the regulations thereunder, as well as regional accreditation standards and state regulatory requirements, competitive factors, risks associated with the opening of new campuses, risks associated with the offering of new educational programs and adapting to other changes, risks associated with the acquisition of existing educational institutions, risks relating to the timing of regulatory approvals, our ability to implement our growth strategy, risks associated with the ability of our students to finance their education in a timely manner, and general economic and market conditions. Further information about these and other relevant risks and uncertainties may be found in the Company’s annual report on Form 10-K and its other filings with the Commission. We undertake no obligation to update or revise forward looking statements.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.01 Annual letter to shareholders dated March 20, 2009

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strayer Education, Inc.
March 20, 2009	By:	/s/ Mark C. Brown
Mark C. Brown
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.01	Annual letter to shareholders dated March 20, 2009

4